  NOTE. This form contract is a suggested guide only and use of this form or any variation thereof shall be at the sole discretion and risk of the user parties. Users of the form contract or any portion or variation thereof are encouraged to seek the advice of counsel to ensure that their contract reflects the complete agreement of the parties and applicable law. The International Association of Drilling Contractors disclaims any liability whatsoever for loss or damages which may result from use of the form contract or portions or variations thereof. Computer generated form, reproduced under license from IADC.

                                                              REVISED JULY, 1998

                INTERNATIONAL ASSOCIATION OF DRILLING CONTRACTORS

                              DRILLING BID PROPOSAL
                                       AND
                        DAYWORK DRILLING CONTRACT - U.S.

TO:
   ----------------------------------------
   ----------------------------------------

Please submit bid on this drilling contract form for performing the work outlined below, upon the terms and for the consideration set forth, with the understanding that if the bid is accepted by ___________________________________ this instrument will constitute a contract between us. Your bid should be mailed or delivered not later than _____________ P.M. on _______________, ___________
to the following address: ____________________________________________________


            THIS AGREEMENT CONTAINS PROVISIONS RELATING TO INDEMNITY,
                  RELEASE OF LIABILITY, AND ALLOCATION OF RISK

THIS AGREEMENT (The "Contract") is made and entered into on the date hereinafter set forth by and between the parties herein designated as "Operator" and "Contractor".

     OPERATOR:      GMX RESOURCES, INC.
                    ------------------------------------------------------------
     ADDRESS:       ONE BENHAM PLACE, 9400 N. BROADWAY, SUITE 600
                    ------------------------------------------------------------
                    OKLAHOMA CITY, OK 73114
                    ------------------------------------------------------------

     CONTRACTOR:    NABORS DRILLING USA, INC.
                    ------------------------------------------------------------
     ADDRESS:       515 W. GREENS RD., SUITE 1000
                    ------------------------------------------------------------
                    HOUSTON, TX 77067
                    ------------------------------------------------------------

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained and the specifications and special provisions set forth in Exhibit "A" and Exhibit "B" attached hereto and made a part hereof, Operator engages Contractor as an Independent Contractor to drill the hereinafter designated well or wells in search of oil or gas on a daywork basis.

For purposes hereof, the term "daywork basis" means Contractor shall furnish equipment, labor, and perform services as herein provided, for a specified sum per day under the direction, supervision and control of Operator (inclusive of any employee, agent, consultant or subcontractor engaged by Operator to direct drilling operations). When operating on a daywork basis, Contractor shall be fully paid at the applicable rates of payment and assumes only the obligations and liabilities stated herein. Except for such obligations and liabilities specifically assumed by Contractor, Operator shall be solely responsible and assumes liability for all consequences of operations by both parties while on a daywork basis, including results and all other risks or liabilities incurred in or incident to such operations.

1. LOCATION OF WELL:
   Well Name
   and Number: TO BE DESIGNATED BY OPERATOR.
               -----------------------------------------------------------------
   Parish/                                               Field
   County:                                  State:       Name:
               _____________________________      ______      __________________
   Well location and
   land description: N/A
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

   1.1 ADDITIONAL WELL LOCATIONS OR AREAS: TWO YEAR CONTRACT IN COTTON VALLEY
                                           FIELDS OF EAST TEXAS.
--------------------------------------------------------------------------------
Locations described above are for well and Contract identification only and Contractor assumes no liability whatsoever for a proper survey or location stake on Operator's lease.

2. COMMENCEMENT DATE:

   Contractor agrees to use reasonable efforts to commence operations for the drilling of the well by the 1 day of JULY, 2001, or
   AS SOON AS RIGS ARE AVAILABLE, INCLUDING RIG MOBILIZATION.
   -----------------------------------------------------------------------------

3. DEPTH:

   3.1 WELL DEPTH: The well(s) shall be drilled to a depth of approximately 10,000 feet, or to the N/A _____________________formation, whichever is deeper, but the Contractor shall not be required hereunder to drill said well(s) below a maximum depth of 14,000 feet, unless Contractor and Operator mutually agree to drill to a greater depth.

4. DAYWORK RATES:
   Contractor shall be paid at the following rates for the work performed hereunder.

4.1 MOBILIZATION: Operator shall pay Contractor a mobilization fee of $* and a mobilization day rate of $14,000 per day. This sum shall be due and payable in full at the time the rig is rigged up or positioned at the well site ready to spud. Mobilization shall include:
    ACTUAL COST OF TRUCKS AND CRANES.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4.2 DEMOBILIZATION: Operator shall pay Contractor a demobilization fee of $35,000 provided however that no demobilization fee shall be payable if the Contract is terminated due to the total loss or destruction of the rig. Demobilization shall include: TEAR DOWN, LOAD, HAUL OFF. (FINAL WELL OF CONTRACT)

4.3 MOVING RATE: During the time the rig is in transit to or from a drill site, or between drill sites, commencing on RIG RELEASE, Operator shall pay Contractor a sum of $14,000 per twenty-four (24) hour day.

4.4 OPERATING DAY RATE: For work performed per twenty-four (24) hour day with FIVE (5) man crew the operating day rate shall be:

      DEPTH INTERVALS
    From             To            WITHOUT DRILL PIPE            WITH DRILL PIPE

      0             T.D.           $  14,000  per day           $ 14,000 per day
______________ ______________       _________                    _______

______________ ______________      $_________ per day           $_______ per day

______________ ______________      $_________ per day           $_______ per day

Using Operator's drill pipe $14,000 per day.

                        (U.S. DAYWORK CONTRACT - Page 1)

                                                              REVISED JULY, 1998

If under the above column "With Drill Pipe" no day rates are specified, the daywork rate per twenty-four hour day when drill pipe is in use shall be the applicable daywork rate specified in the column "Without Drill Pipe" plus compensation for any drill pipe actually used at the rates specified below, computed on the basis of the maximum drill pipe in use at any time during each twenty-four hour day.

                         DRILL PIPE RATE PER 24-HOUR DAY

                                           DIRECTIONAL OR
 STRAIGHT HOLE      SIZE   GRADE    UNCONTROLLABLE DEVIATED HOLE   SIZE    GRADE
$ ________ PER FT.  ____   _____       $  ____________ PER FT.     ____    _____

$ ________ PER FT.  ____   _____       $  ____________ PER FT.     ____    _____

$ ________ PER FT.  ____   _____       $  ____________ PER FT.     ____    _____


Directional or uncontrolled deviated hole will be deemed to exist when deviation exceeds N/A degrees or when the change of angle exceeds ___ degrees per one hundred feet.

         Drill pipe shall be considered in use not only when in actual use but also while it is being picked up or laid down. When drill pipe is standing in the derrick, it shall not be considered in use, provided, however, that if Contractor furnishes special strings of drill pipe, drill collars, and handling tools as provided for in Exhibit "A", the same shall be considered in use at all times when on location or until released by Operator. In no event shall fractions of an hour be considered in computing the amount of time drill pipe is in use but such time shall be computed to the nearest hour, with thirty minutes or more being considered a full hour and less than thirty minutes not to be counted.

         Operating rate will begin when the drilling unit is rigged up at the drilling location, or positioned over the location during marine work, and ready to commence operations; and will cease when the rig is ready to be moved off the location.

    4.5 REPAIR TIME: In the event it is necessary to shut down Contractor's rig for repairs, excluding routine rig servicing, Contractor shall be allowed compensation at the applicable daywork rate for such shut down time up to a maximum of 8 hours for any one rig repair job or 24 hours for any calendar month. Thereafter, Contractor shall be compensated at a rate of $0 per twenty-four (24) hour day. Routine rig servicing shall include, but not be limited to, cutting and slipping drilling line, changing pump or swivel expendables, lubricating rig, and
                                  ----------------------------------------------
--------------------------------------------------------------------------------

    4.6 STANDBY TIME RATE WITH CREWS: $14,000 per twenty-four(24) day. Standby time shall be defined to include time when the rig is shut down although in readiness to begin or resume operations but Contractor is waiting on orders of Operator or on materials, services or other items to be furnished by Operator.

    4.7 FORCE MAJEURE RATE: $12,500 per twenty-four (24) hour day for any continuous period that normal operations are suspended or cannot be carried on due to conditions of force majeure as defined in Paragraph 17 hereof. It is, however, understood that subject to Subparagraph 6.3 below, Operator can release the rig in accordance with Operator's right to direct stoppage of the work, effective when conditions will permit the rig to be moved from the location.

    4.8 REIMBURSABLE COSTS: Operator shall reimburse Contractor for the costs of material, equipment, work or services which are to be furnished by Operator as provided for herein but which for convenience are actually furnished by Contractor at Operator's request, plus 15 percent for such cost of handling.

    4.9 REVISION IN RATES: The rates and/or payments herein set forth due to Contractor from Operator shall be revised to reflect the change in costs if the costs of any of the items hereinafter listed shall vary by more than 0 percent from the costs thereof on the date of this Contract or by the same percent after the date of any revision pursuant to this Subparagraph:

         (a) Labor costs, including all benefits, of Contractor's personnel;
         (b) Contractor's cost of insurance premiums;
         (c) Contractor's cost of fuel, including all taxes and fees; the cost per gallon/MCF being $N/A;
         (d) Contractor's cost of catering, when applicable;
         (e) If Operator requires Contractor to increase or decrease the number of Contractor's personnel;
         (f) Contractor's cost of spare parts and supplies with the understanding that such spare parts and supplies constitute 10 percent of the Operating Rate and that the parties shall use the U.S. Bureau of Labor Statistics Oilfield Drilling Machinery and Equipment Wholesale Price Index (Code No. 1191-02) to determine to what extent a price variance has occurred in said spare parts and supplies;
         (g) If there is any change in legislation or regulations in the area in which Contractor is working or other unforeseen, unusual event that alters Contractor's financial burden.

5.  TIME OF PAYMENT        SEE 25.1
         Payment is due by Operator to Contractor as follows:

    5.1 Payment for mobilization, drilling and other work performed at applicable day rates, and all other applicable charges shall be due, upon presentation of invoice therefor, upon completion of mobilization, demobilization, rig release or at the end of the month in which such work was performed or other charges are incurred, whichever shall first occur. All invoices may be mailed to Operator at the address hereinabove shown, unless Operator does hereby designate that such invoices shall be mailed as follows:

--------------------------------------------------------------------------------

    5.2 DISPUTED INVOICES AND LATE PAYMENT: Operator shall pay all invoices within 30 days after receipt except that if Operator disputes an invoice or any part thereof, Operator shall, within fifteen days after receipt of the invoice, notify Contractor of the item disputed, specifying the reason therefor, and payment of the disputed item may be withheld until settlement of the dispute, but timely payment shall be made of any undisputed portion. Any sums (including amounts ultimately paid with respect to a disputed invoice) not paid within the above specified days shall bear interest at the rate of 1.5 percent or the maximum legal rate, whichever is less, per month from the due date until paid. If Operator does not pay undisputed items within the above stated time, Contractor may terminate this Contract as specified under Subparagraph 6.3.

6.  TERM:

    6.1 DURATION OF CONTRACT: This Contract shall remain in full force and effect until drilling operations are completed on the well or wells specified in Paragraph 1 above, or for a term of TWO (2) YEARS, commencing on the date specified in Paragraph 2 above.

    6.3  EARLY TERMINATION:

    (a) BY EITHER PARTY: Upon giving of written notice, either party may terminate this Contract when total loss or destruction of the rig, or a major breakdown with indefinite repair time necessitate stopping operations hereunder.


                        (U.S. DAYWORK CONTRACT - PAGE 2)

                                                              REVISED JULY, 1998

    (b) By Operator: Notwithstanding the provisions of Paragraph 3 with respect to the depth to be drilled, Operator shall have the right following thirty (30) days prior written notice to Contractor to direct the stoppage of the work to be performed by Contractor hereunder at any time prior to reaching the specified depth, and even though Contractor has made no default hereunder.

In such event, Operator shall reimburse Contractor as set forth in Subparagraph
6.4 hereof.
    (c) By CONTRACTOR: Notwithstanding the provisions of Paragraph 3 with respect to the depth to be drilled, in the event Operator shall become insolvent, or be adjudicated a bankrupt, or file, by way of petition or answer, a debtor's petition or other pleading seeking adjustment of Operator's debts, under any bankruptcy or debtor's relief laws now or hereafter prevailing, or if any such be filed against Operator, or in case a receiver be appointed of Operator or Operator's property, or any part thereof, or Operator's affairs be placed in the hands of a Creditor's Committee, or, following ten days prior written notice to Operator if Operator does not pay Contractor within the time specified in Subparagraph 5.2 all undisputed items due and owing, Contractor may, at its option, elect to terminate further performance of any work under this Contract and Contractor's right to compensation shall be as set forth in Subparagraph 6.4 hereof. In addition to Contractor's right to terminate performance hereunder, Operator hereby expressly agrees to protect, defend and indemnify Contractor from and against any claims, demands and causes of action, including all costs of defense, in favor of Operator, Operator's joint venturers, or other parties arising out of any drilling commitments or obligations contained in any lease, farmout agreement or other agreement, which may be affected by such termination of performance hereunder.

    6.4  EARLY TERMINATION COMPENSATION:

    (a) PRIOR TO COMMENCEMENT: In the event Operator terminates this Contract prior to commencement of operations hereunder, Operator shall pay Contractor as liquidated damages and not as a penalty a sum equal to the Standby Rate with Crews (Subparagraph 4.6) for a period of 10 days or a lump sum of $150,000.

    (b) If such termination occurs after commencement, Operator shall pay Contractor, within seven (7) days of the date of termination, a lump sum early termination fee for each rig terminated which shall be calculated by multiplying the balance of the contract term by a shortfall rate of $7,000 per rig per day. From the date of receipt of the notice of termination, Nabors will be free to market the terminated rig.

7.  CASING PROGRAM

    Operator shall have the right to designate the points at which casing will be set and the manner of setting, cementing and testing. Operator may modify the casing program, however, any such modification which materially increases Contractors hazards or costs can only be made by mutual consent of Operator and Contractor and upon agreement as to the additional compensation to be paid Contractor as a result thereof.

8.  DRILLING METHODS AND PRACTICES:

    8.1 Contractor shall maintain well control equipment in good condition at all times and shall use all reasonable means to prevent and control fires and blowouts and to protect the hole.

    8.2 Subject to the terms hereof, and at Operator's cost, at all times during the drilling of the well, Operator shall have the right to control the mud program, and the drilling fluid must be of a type and have characteristics and be maintained by Contractor in accordance with the specifications shown in Exhibit "A".

    8.3 Each party hereto agrees to comply with all laws, rules, and regulations of any federal, state or local governmental authority which are now or may become applicable to that party's operations covered by or arising out of the performance of this Contract. When required by law, the terms of Exhibit "B" shall apply to this Contract. In the event any provision of this Contract is inconsistent with or contrary to any applicable federal, state or local law, rule or regulation, said provision shall be deemed to be modified to the extent required to comply with said law, rule or regulation, and as so modified said provision and this Contract shall continue in full force and effect.

    8.4 Contractor shall keep and furnish to Operator an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report Form or other form acceptable to Operator. A legible copy of said form shall be furnished by Contractor to Operator.

    8.5 If requested by Operator, Contractor shall furnish Operator with a copy of delivery tickets covering any material or supplies provided by Operator and received by Contractor.

9.  INGRESS, EGRESS, AND LOCATION:

    Operator hereby assigns to Contractor all necessary rights of ingress and egress with respect to the tract on which the well is to be located for the performance by Contractor of all work contemplated by this Contract. Should Contractor be denied free access to the location for any reason not reasonably within Contractor's control, any time lost by Contractor as a result of such denial shall be paid for at the applicable rate. Operator agrees at all times to maintain the road and location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle. If Contractor is required to use bulldozers, tractors, four-wheel drive vehicles, or any other specialized transportation equipment for the movement of necessary personnel, machinery, or equipment over access roads or on the drilling location, Operator shall furnish the same at its expense and without cost to Contractor. The actual cost of repairs to any transportation equipment furnished by Contractor or its personnel damaged as a result of improperly maintained access roads or location will be charged to Operator, Operator shall reimburse Contractor for all amounts reasonably expended by Contractor for repairs and/or reinforcement of roads, bridges and related or similar facilities (public and private) required as a direct result of a rig move pursuant to performance hereunder.


                        (U.S. DAYWORK CONTRACT - PAGE 3)

                                                              REVISED JULY, 1998

10.  SOUND LOCATION:

     Operator shall prepare a sound location adequate in size and capable of properly supporting the drilling rig, and shall be responsible for a conductor pipe program adequate to prevent soil and subsoil wash out. It is recognized that Operator has superior knowledge of the location and access routes to the location, and must advise Contractor of any subsurface conditions, or obstructions including, but not limited to, mines, caverns, sink holes, streams, pipelines, power lines and telephone lines which Contractor might encounter while en route to the location or during operations hereunder. In the event subsurface conditions cause a cratering or shifting of the location surface, or if seabed conditions prove unsatisfactory to properly support the rig during marine operations hereunder, and loss or damage to the rig or its associated equipment results therefrom, Operator shall, without regard to other provisions of this Contract, including Subparagraph 14.1 hereof, reimburse Contractor to the extent not covered by Contractor's insurance, for all such loss or damage including payment of force majeure rate during repair and/or demobilization if applicable.

11.  EQUIPMENT CAPACITY

     If applicable hereunder, operations shall not be attempted where canal or water depths are in excess of N/A feet, or under any other conditions which exceed the capacity of the equipment specified to be used hereunder. Contractor shall make final decision as to when an operation or attempted operation would exceed the capacity of specified equipment.

12.  TERMINATION OF LOCATION LIABILITY:

     When Contractor has complied with all obligations of the Contract regarding restoration of Operator's location, Operator shall thereafter be liable for damage to property, personal injury or death of any person which occurs as a result of conditions of the location and Contractor shall be relieved of such liability; provided, however, if Contractor shall subsequently reenter upon the location for any reason, including removal of the rig, any term of the Contract relating to such reentry activity shall become applicable during such period.

13. INSURANCE

During the life of this Contract, Contractor shall at Contractor expense maintain, with an insurance company or companies authorized to do business in the state where the work is to be performed or through a self-insurance program, insurance coverages of the kind and in the amount set forth in Exhibit "A", insuring the liabilities specifically assumed by Contractor in Paragraph 14 of this Contract. Contractor shall, if requested to do so by Operator, procure from the company or companies writing said insurance a certificate or certificates that said insurance is in full force and effect and that the same shall not be canceled or materially changed without ten (10) days prior written notice to Operator. For liabilities assumed hereunder by Contractor, its insurance shall be endorsed to provide that the underwriters waive their right of subrogation against Operator. Operator will, as well, cause its insurer to waive subrogation against Contractor for liability it assumes and shall maintain, at Operators expense, or shall self insure, insurance coverage of the same kind and in the same amount as is required of Contractor, insuring the liabilities specifically assumed by Operator in Paragraph 14 of this Contract.

14. RESPONSIBILITY FOR LOSS OR DAMAGE, INDEMNITY, RELEASE OF LIABILITY AND ALLOCATION OF RISK:

    14.1 Contractor's Surface Equipment: Contractor shall assume liability at all times for damage to or destruction of Contractor's surface equipment, regardless of when or how such damage or destruction occurs, and Contractor shall release Operator of any liability for any such loss, except loss or damage under the provisions of Paragraph 10 or Subparagraph 14.3.

    14.2 Contractor's In-Hole Equipment: Operator shall assume liability at all times for damage to or destruction of Contractor's in-hole equipment, including, but not limited to, drill pipe, drill collars, and tool joints, and Operator shall reimburse Contractor for the value of any such loss or damage; the value to be determined by agreement between Contractor and Operator as current repair costs or 100 percent of current new replacement cost of such equipment delivered to the well site.

    14.3 Contractor's Equipment - Environmental Loss or Damage: Notwithstanding the provisions of Subparagraph 14.1 above, Operator shall assume liability at all times for damage to or destruction of Contractor's equipment caused by exposure to highly corrosive or otherwise destructive elements, including those introduced into the drilling fluid.

    14.4 Operator's Equipment: Operator shall assume liability at all times for damage to or destruction of Operators equipment, including, but not limited to, casing, tubing, well head equipment, and platform if applicable, regardless of when or how such damage or destruction occurs, and Operator shall release Contractor of any liability for any such loss or damage.

    14.5 The Hole: In the event the hole should be last or damaged, Operator shall be solely responsible for such damage to or loss of the hole, including the casing therein. Operator shall release Contractor of any liability for damage to or loss of the hole, and shall protect, defend and indemnify Contractor from and against any and all claims, liability, and expense relating to such damage to or loss of the hole.

    14.6 Underground Damage: Operator shall release Contractor of any liability for, and shall protect, defend and indemnify Contractor from and against any and all claims, liability, and expense resulting from operations under this Contract on account of injury to, destruction of, or loss or impairment of any property right in or to oil, gas, or other mineral substance or water, if at the time of the act or omission causing such injury, destruction, loss, or impairment, said substance had not bean reduced to physical possession above the surface of the earth, and for any loss or damage to any formation, strata, or reservoir beneath the surface of the earth.

    14.7 Inspection of Materials Furnished by Operator: Contractor agrees to visually inspect all materials furnished by Operator before using same and to notify Operator of any apparent defects therein. Contractor shall not be liable for any loss or damage resulting from the use of materials furnished by Operator, and Operator shall release Contractor from, and shall protect, defend and indemnify Contractor from and against, any such liability.

    14.8 Contractor's Indemnification of Operator: Contractor shall release Operator of any liability for, and shall protect, defend and indemnify Operator, its officers, directors, employees and joint owners from and against all claims, demands, and causes of action of every kind and character, without limit and without regard to the cause or causes thereof or the negligence of any party or parties, arising in connection herewith in favor of Contractor's employees or Contractor's subcontractors or their employees, or Contractor's invitees, on account of bodily injury, death or damage to property. Contractor's indemnity under this Paragraph shall be without regard to and without any right to contribution from any insurance maintained by Operator pursuant to Paragraph 13. If it is judicially determined that the monetary limits of insurance required hereunder or of the indemnities voluntarily assumed under Subparagraph 14.8 (which Contractor and Operator hereby agree will be supported either by available liability insurance, under which the insurer has no right of subrogation against the indemnities, or voluntarily self-insured, in part or whole) exceed the maximum limits permitted under applicable law, it is agreed that said insurance requirements or indemnities shall automatically be amended to conform to the maximum monetary limits permitted under such law.

    14.9 Operator's Indemnification of Contractor: Operator shall release Contractor of any liability for, and shall protect, defend and indemnify Contractor, officers, directors, employees and joint owners from and against all claims, demands, and causes of action of every kind and character, without limit and without regard to the cause or causes thereof or the negligence of any party or parties, arising in connection herewith in favor of Operator's employees or Operator's contractors or their employees, or Operator's invitees, other than those parties identified in Subparagraph 14.8 on account of bodily injury, death or damage to


                        (U.S. DAYWORK CONTRACT - PAGE 4).

                                                              REVISED JULY, 1998

property. Operator's indemnity under this Paragraph shall be without regard to and without any right to contribution from any insurance maintained by Contractor pursuant to Paragraph 13. If it is judicially determined that the monetary limits of insurance required hereunder or of the indemnities voluntarily assumed under Subparagraph 14.9 (which Contractor and Operator hereby agree will be supported either by available liability insurance, under which the insurer has no right of subrogation against the indemnitees, or voluntarily self-insured, in part or whole) exceed the maximum limits permitted under applicable law, it is agreed that said insurance requirements or indemnities shall automatically be amended to conform to the maximum monetary limits permitted under such law.

     14.10 Liability for Wild Well: Operator shall be liable for the cost of regaining control of any wild well, as well as for cost of removal of any debris, and shall release Contractor of, and Operator shall protect, defend and indemnify Contractor from and against any liability for such cost.

     14.11 Pollution and Contamination: Notwithstanding anything to the contrary contained herein, except the provisions of Paragraphs 10 and 12, it is understood and agreed by and between Contractor and Operator that the responsibility for pollution and contamination shall be as follows:

     (a) Unless otherwise provided herein, Contractor shall assume all responsibility for, including control and removal of, and shall protect, defend and indemnify Operator from and against all claims, demands and causes of action of every kind and character arising from pollution or contamination, which originates above the surface of the land or water from spills of fuels, lubricants, motor oils, pipe dope, paints, solvents, ballast, bilge and garbage, except unavoidable pollution from reserve pits, wholly in Contractor's possession and control and directly associated with Contractor's equipment and facilities.

     (b) Operator shall assume all responsibility for, including control and removal of, and shall protect, defend and Indemnify Contractor from and against all claims, demands, and causes of action of every kind and character arising directly or indirectly from all other pollution or contamination which may occur during the conduct of operations hereunder, including, but not limited to, that which may result from fire, blowout, cratering, seepage or any other uncontrolled flow of oil, gas, water or other substance, as well as the use or disposition of all drilling fluids, including, but not limited to, oil emulsion, oil base or chemically treated drilling fluids, contaminated cuttings or cavings, lost circulation and fish recovery materials and fluids. Operator shall release Contractor of any liability for the foregoing.

     (c) In the event a third party commits an act or omission which results in pollution or contamination for which either Contractor or Operator, for whom such party is performing work, is held to be legally liable, the responsibility therefor shall be considered, as between Contractor and Operator, to be the same as if the party for whom the work was performed had performed the same and all of the obligations respecting protection, defense, indemnity and limitation of responsibility and liability, as set forth in (a) and (b) above, shall be specifically applied.

     14.12 Consequential Damages; Neither party shall be liable to the other for special, indirect or consequential damages resulting from or arising out of this Contract, including, without limitation, loss of profit or business interruptions including loss or delay of production, however same may be caused.

     14.13 lndemnity Obligation: Except as otherwise expressly limited herein, it is the intent of parties hereto that all releases, indemnity obligations and/or liabilities assumed by such parties under terms of this Contract, including, without limitation, Subparagraphs 14.1 through 14.12 hereof, be without limit and without regard to the cause or causes thereof (including preexisting conditions), strict liability, regulatory or statutory liability, breach of warranty (express or implied), any theory of tort, breach of contract or the negligence of any party or parties, whether such negligence be sole, joint or concurrent, active or passive. The indemnities, and releases and assumptions of liability extended by the parties hereto under the provisions of Paragraph 14 shall inure to the benefit of the parties, their parent, holding and affiliated companies and their respective officers, directors, employees, agents and servants. The terms and provisions of Subparagraphs 14.1 through
14.12 shall have no application to claims or causes of action asserted against Operator or Contractor by reason of any agreement of indemnity with a person or entity not a party hereto.

15.  AUDIT

     If any payment provided for hereunder is made on the basis of Contractor's costs, Operator shall have the right to audit Contractor's books and records relating to such costs. Contractor agrees to maintain such books and records for a period of two (2) years from the date such costs were incurred and to make such books and records readily available to Operator at any reasonable time or times within the period.

16.  NO WAIVER EXCEPT IN WRITING

     It is fully understood and agreed that none of the requirements of this Contract shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Contract, or other duly authorized agent or representative of the party.

17.  FORCE MAJEURE

     Except for the duty to make payments hereunder when due, and the indemnification provisions under this Contract, neither Operator nor Contractor shall be responsible to the other for any delay, damage or failure caused by or occasioned by a Force Majeure Event. As used in this Contract, "Force Majeure Event" includes: acts of God, action of the elements, warlike action, insurrection, revolution or civil strife, piracy, civil war or hostile action, strikes, differences with workmen, acts of public enemies, federal or state laws, rules and regulations of any governmental authorities having jurisdiction in the premises or of any other group, organization or informal association (whether or not formally recognized as a government), inability to procure material, equipment or necessary labor in the open market, acute and unusual labor or material or equipment shortages, or any other causes (except financial) beyond the control of either party. Neither Operator nor Contractor shall be required against its will to adjust any labor or similar disputes except in accordance with applicable law. In the event that either party hereto is rendered unable, wholly or in part, by any of these causes to carry out its obligation under this Contract, it is agreed that such party shall give notice and details of Force Majeure in writing to the other party as promptly as possible after its occurrence. In such cases, the obligations of the party giving the notice shall be suspended during the continuance of any inability so caused except that Operator shall be obligated to pay to Contractor the Force Majeure Rate provided for in Subparagraph 4.7 above.

18.  GOVERNING LAW:

     This Contract shall be construed, governed, interpreted, enforced and litigated, and the relations between the parties determined in accordance with the laws of the State of Texas.

19.  INFORMATION CONFIDENTIAL:

     Upon written request by Operator, information obtained by Contractor in the conduct of drilling operations on this well, including, but not limited to, depth, formations penetrated, the results of coring, testing and surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm, or corporation other than Operator's designated representatives.

20.  SUBCONTRACTS BY OPERATOR:

     Operator may employ other contractors to perform any of the operations or services to be provided or performed by it according to Exhibit "A".

21.  ATTORNEY'S FEES

     If this Contract is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or arbitration proceedings, then the prevailing party shall be entitled to recover reasonable attorney's fees and costs.

22.  CLAIMS AND LIENS:

     Contractor agrees to pay all valid claims for labor, material, services and supplies to be furnished by Contractor hereunder, and agrees to allow no lien by such third parties to be fixed upon the lease, the well, or other property of the Operator or the land upon which said well is located.


                        (U.S. Daywork Contract - Page 5)

                                                              Revised July, 1998
23.  ASSIGNMENT.

     Neither party may assign this Contract without the prior written consent of the other, and prompt notice of any such intent to assign shall be given to the other party. In the event of such assignment, the assigning party shall remain liable to the other party as a guarantor of the performance by the assignee of the terms of this Contract. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

24.  NOTICES AND PLACE OF PAYMENT:

     Notices, reports, and other communications required or permitted by this Contract to be given or sent by one party to the other shall be delivered by hand, mailed or telecopied to the address hereinabove shown. All sums payable hereunder to Contractor shall be payable at its address hereinabove shown unless otherwise specified herein.

25.  SPECIAL PROVISIONS:

     25.1 In support of Operator's payment obligations under the Contract, and no later than ten (10) days prior to commencement of rig mobilization, Operator will provide Contractor with a Contractor approved Letter of Credit in the form attached hereto issued by a bank acceptable to Contractor for the amount of Five Hundred Thousand Dollars ($500,000.00) in the form attached hereto. If Operator fails to pay invoices in accordance with Paragraph 5.2 then, in addition to Contractor's other rights under this Contract and at law, Contractor shall have the right to immediately draw on the Letter of Credit for amounts due and remove its rig, equipment and personnel from the location. Operator agrees to file all necessary documents with any State or Federal agency having jurisdiction to gain consent for Contractor to remove its rig and equipment from the location. In the event Contractor elects to terminate the Contract as provided herein, Operator hereby expressly agrees to PROTECT, DEFEND AND INDEMNIFY Contractor from and against any and all claims, demands and causes of action, including all costs of defense, in favor of Operator, Operator's joint venturers or other parties arising out of any drilling commitments or obligations contained in any lease, farmout agreement or other agreement, which may be affected by such termination of performance hereunder.

     25.2 In the event Operator is unable to maintain a continuous drilling program during the term of this Contract then, subject to the conditions, listed in items (a) through (c) below, Operator shall have the right to substitute wells to be operated by other parties to mitigate Operator's standby costs.
          (a) the proposed Operator of the substitute well shall meet Contractor's credit requirements.
          (b) Rates and conditions for the drilling of the substitute well shall be reflective of then-prevailing market conditions as Determined by Contractor.
          (c) for the duration of the substitute well, Operator shall pay Contractor a rig retention rate of $2,500 per day.

26. ACCEPTANCE OF CONTRACT:

         The foregoing Contract is agreed to and accepted by Operator this 29th day of May, 2001.

                                       Operator:   GMX RESOURCES, INC.
                                                   -----------------------------

                                       By:         /s/ Ken L. Kenworthy, Jr.
                                                   -----------------------------
                                       Title:      President & CEO

         The foregoing Contract is accepted by the undersigned as Contractor this 22 day of May, 2001, which is the effective date of this agreement, subject to rig availability, and subject to all of its terms and provisions, with the understanding that unless said Contract is thus executed by Operator within Seven (7) days of the above date, Contractor shall be in no manner bound by its signature thereto.

                                       Contractor: NABORS DRILLING USA, INC.
                                                   -----------------------------

                                       By:         /s/ R. E. Wilder
                                                   -----------------------------

                                       Title:      V.P. SALES
                                                   -----------------------------


















                        (U.S. Daywork Contract - Page 6)

                                                              Revised July, 1998

                                   EXHIBIT "A"

To Daywork Contract dated        May         ,    2001
                          -------------------  ---------
Operator:  GMX RESOURCES, INC.            Contractor:  NABORS DRILLING USA, INC.
         ------------------------------               --------------------------
Well Name and Number      To be designated by Operator.
                     -----------------------------------------------------------

                      SPECIFICATIONS AND SPECIAL PROVISIONS

I. CASING PROGRAM (See Paragraph 7)



                                                                                         APPROXIMATE           WAIT ON CEMENT
           HOLE SIZE          CASING SIZE             WEIGHT                 GRADE      SETTING DEPTH               TIME
CONDUCTOR              IN.                 IN.                    LBS/FT.                               FT.                     HRS.
           -----------      --------------      -----------------          ---------  -----------------      ------------------
SURFACE                IN.                 IN.                    LBS/FT.                               FT.                     HRS.
           -----------      --------------      -----------------          ---------  -----------------      ------------------
PROTECTION             IN.                 IN.                    LBS/FT.                               FT.                     HRS.
           -----------      --------------      -----------------          ---------  -----------------      ------------------
                       IN.                 IN.                    LBS/FT.                               FT.                     HRS.
           -----------      --------------      -----------------          ---------  -----------------      ------------------
PRODUCTION             IN.                 IN.                    LBS/FT.                               FT.                     HRS.
           -----------      --------------      -----------------          ---------  -----------------      ------------------
LINER                  IN.                 IN.                    LBS/FT.                               FT.                     HRS.
           -----------      --------------      -----------------          ---------  -----------------      ------------------
                       IN.                 IN.                    LBS/FT.                               FT.                     HRS.
---------- -----------      --------------      -----------------          ---------  -----------------      ------------------


2. MUD CONTROL PROGRAM (SEE SUBPARAGRAPH 8.2)



           DEPTH INTERVAL
               (FT)

      FROM               TO              TYPE MUD          WEIGHT (LBS/GAL)       VISCOSITY (SECS)      WATER LOSS (CC)
---------------   ---------------   ------------------   --------------------   -------------------   -------------------
---------------   ---------------   ------------------   --------------------   -------------------   -------------------
---------------   ---------------   ------------------   --------------------   -------------------   -------------------
---------------   ---------------   ------------------   --------------------   -------------------   -------------------
---------------   ---------------   ------------------   --------------------   -------------------   -------------------
---------------   ---------------   ------------------   --------------------   -------------------   -------------------
---------------   ---------------   ------------------   --------------------   -------------------   -------------------
---------------   ---------------   ------------------   --------------------   -------------------   -------------------
---------------   ---------------   ------------------   --------------------   -------------------   -------------------


Other mud specifications:
                          ------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3.  INSURANCE (SEE PARAGRAPH 13)

    3.1 Adequate Workers' Compensation Insurance complying with State Laws applicable or Employers' Liability Insurance with limits of $1,000,000 covering all of Contractor's employees working under this Contract.

    3.2 Commercial (or Comprehensive) General Liability Insurance, including contractual obligations as respects this Contract and proper coverage for all other obligations assumed in this Contract. The limit shall be $1,000,000 combined single limit per occurrence for Bodily Injury and Property Damage.

    3.3 Automobile Public Liability Insurance with limits of $1,000,000 for the death or injury of each person and $1,000,000 for each accident; and Automobile Public Liability Property Damage Insurance with limits of $1,000,000 for each accident.

    3.4 In the event operations are over water, Contractor shall carry in addition to the Statutory Workers' Compensation Insurance. endorsements covering liability under the Longshoremen's & Harbor Workers' Compensation Act and Maritime liability including maintenance and cure with limits of $ N/A for each death or injury to one person and $ N/A for any one accident.

    3.5  Other insurance:  $4,000,000 EXCESS LIABILITY
                         -------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

4.  EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY CONTRACTOR:

    The machinery, equipment, tools, materials, supplies, instruments, services and labor hereinafter listed, including any transportation required for such items, shall be provided at the well location at the expense of Contractor unless otherwise noted by this Contract.

    4.1  DRILLING RIG

    Complete drilling rig, designated by Contractor as its Rig No. RIG 408 OR EQUIVALENT AT CONTRACTORS ELECTION, the major items of equipment being:

Drawworks: Make and Model
                          ------------------------------------------------------
Engines: Make, Model, and H.P.
                              --------------------------------------------------
         No. on Rig
                   -------------------------------------------------------------
Pumps:   No. 1 Make, Size, and Power
                                    --------------------------------------------
         No. 2 Make, Size, and Power
                                    --------------------------------------------
Mud Mixing Pump: Make, Size, and Power
                                      ------------------------------------------
Boilers: Number, Make, H.P. and W.P
                                   ---------------------------------------------
Derrick or Mast: Make, Size, and Capacity
                                         ---------------------------------------
Substructure: Size and Capacity
                               -------------------------------------------------
Rotary Drive: Type
                  --------------------------------------------------------------
Drill Pipe: Size  __________  in. ______________________ ft.;
            Size: ________________________ in. ______________________ ft.
Drill Collars: Number and Size
                              --------------------------------------------------


                 (U.S. DAYWORK CONTRACT - EXHIBIT "A" - PAGE 1)

                                                              Revised July, 1998
Blowout Preventers:
                   -------------------------------------------------------------



    SIZE             SERIES OR TEST PR.          MAKE & MODEL           NUMBER
-------------   --------------------------   ---------------------   --------------
-------------   --------------------------   ---------------------   --------------
-------------   --------------------------   ---------------------   --------------
-------------   --------------------------   ---------------------   --------------


B.O.P. Closing Unit:
                    ------------------------------------------------------------
B.O.P. Accumulator:
                   -------------------------------------------------------------

    4.2 Derrick timbers.

    4.3 Normal strings of drill pipe and drill collars specified above.

    4.4 Conventional drift indicator.

    4 5 Circulating mud pits.

    4.6 Necessary pipe racks and rigging up material.

    4.7 Normal storage for mud and chemicals.

    4.8 Shale Shaker

    4.9
        ------------------------------------------------------------------------
    4.10
        ------------------------------------------------------------------------
    4.11
        ------------------------------------------------------------------------
    4.12
        ------------------------------------------------------------------------
    4.13
        ------------------------------------------------------------------------
    4.14
        ------------------------------------------------------------------------
    4.15
        ------------------------------------------------------------------------
    4.16
        ------------------------------------------------------------------------
    4.17
        ------------------------------------------------------------------------

5.  EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY OPERATOR:

    The machinery, equipment, tools, materials, supplies, instruments, services and labor hereinafter listed, including any transportation required for such items, shall be provided at the well location at the expense of Operator unless otherwise noted by this Contract.

    5.1 Furnish and maintain adequate roadway and/or canal to location, right-of-way, including rights-of-way for fuel and water lines, river crossings, highway crossings, gates and cattle guards.

    5.2 Stake location, clear and grade location, and provide turnaround, including surfacing when necessary.

    5.3  Test tanks with pipe and fittings.

    5.4  Mud storage tanks with pipe and fittings.

    5.5  Separator with pipe and fittings.

    5.6  Labor to connect and disconnect mud tank, test tank, and separator.

    5.7  Labor to disconnect and clean test tanks and separator.

    5.8 Drilling mud, chemicals, lost circulation materials and other additives.

    5.9  Pipe and connections for oil circulating lines.

    5.10 Labor to lay, bury and recover oil circulating lines.

    5.11 Drilling bits, reamers, reamer cutters, stabilizers and special tools.

    5.12 Contract fishing tool services and tool rental.

    5.13 Wire line core bits or heads, core barrels and wire line core catchers if required.

    5.14 Conventional core bits, core catchers and core barrels.

    5.15 Diamond core barrel with head.

    5.16 Cement and cementing service.

    5.17 Electrical wireline logging services.

    5.18 Directional, caliper, or other special services.

    5.19 Gun or jet perforating services.

    5.20 Explosives and shooting devices.

    5.21 Formation testing, hydraulic fracturing, acidizing and other related services.

    5.22 Equipment for drill stem testing.

    5.23 Mud logging services.

    5.24 Sidewall coring service.

    5.25 Welding service for welding bottom joints of casing, guide shoe, float shoe, float collar and in connection with installing of well head equipment if required.

    5.26 Casing, tubing, liners, screen, float collars, guide and float shoes and associated equipment.

    5.27 Casing scratchers and centralizers.

    5.28 Well head connections and all equipment to be installed in or on well or on the premises for use in connection with testing, completion and operation of well.

    5.29 Special or added storage for mud and chemicals.

    5.30 Casinghead, API series, to conform to that shown for the blowout preventers specified in Subparagraph 4.1 above.

    5.31 Blowout preventer testing packoff.

    5.32 Casing Thread Protectors and Casing Lubricants.

    5.33 H2S training and equipment as necessary or as required by law.

    5.34
         -----------------------------------------------------------------------
    5.35
         -----------------------------------------------------------------------
    5.36
         -----------------------------------------------------------------------
    5.37
         -----------------------------------------------------------------------
    5.38
         -----------------------------------------------------------------------
    5.39
         -----------------------------------------------------------------------
    5.40
         -----------------------------------------------------------------------
    5.41
         -----------------------------------------------------------------------


                 (U.S. DAYWORK CONTRACT - EXHIBIT "A" - PAGE 2)

                                                               RENSED JULY, 1998

6.  EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY DESIGNATED PARTY:

    The machinery, equipment, tools, materials, supplies, instruments, services, and labor listed as the following numbered items, including any transportation required for such items unless otherwise specified, shall be provided at the well location and at the expense of the party hereto as designated by an X mark in the appropriate column.



                                                                                            To Be Provided By and
                                                                                              At The Expense Of

                                  Item                                          Operator                          Contractor
    6.1  Cellar and Runways...................................                     X
                                                                      --------------------------          --------------------------
    6.2  Fuel (located at ____________).......................                     X
                                                                      --------------------------          --------------------------
    6.3  Fuel Lines (length ____________).....................                                                         X
                                                                      --------------------------          --------------------------
    6.4  Water at source, including and required permits......                     X
                                                                      --------------------------          --------------------------
    6.5  Water well, including required permits...............                     X
                                                                      --------------------------          --------------------------
    6.6  Water lines, including required permits..............                     X
                                                                      --------------------------          --------------------------
    6.7  Water storage tanks  500 BBL capacity................                                                         X
                                                                      --------------------------          --------------------------
    6.8  Labor to operate water well or water pump............                                                         X
                                                                      --------------------------          --------------------------
    6.9  Maintenance of water well, if required...............                     X
                                                                      --------------------------          --------------------------
    6.10 Water Pump...........................................                     X
                                                                      --------------------------          --------------------------
    6.11 Fuel for water pump..................................                     X
                                                                      --------------------------          --------------------------
    6.12 Mats for engines and boilers, or motors and mud pumps                                                         X
                                                                      --------------------------          --------------------------
    6.13 Transportation of Contractor's property:
                                                                      --------------------------          --------------------------
         Move in..............................................                     X
                                                                      --------------------------          --------------------------
         Move out.............................................                     X
                                                                      --------------------------          --------------------------
    6.14 Materials for "boxing in" rig and derrick............                                                         X
                                                                      --------------------------          --------------------------
    6.15 Special strings of drill pipe and drill collars as
         follows:                                                     --------------------------          --------------------------
                                                                                   X
         -----------------------------------------------------        --------------------------          --------------------------

         -----------------------------------------------------        --------------------------          --------------------------

         -----------------------------------------------------        --------------------------          --------------------------
    6.16 Kelly joints, subs, elevators, tongs and slips for
         use with special drill pipe..........................                     X
                                                                      --------------------------          --------------------------
    6.17 Drill pipe protectors for Kelly joint and each joint
         of drill pipe running inside of Surface Casing as
         required, for use with normal strings of drill pipe..                     X
                                                                      --------------------------          --------------------------
    6.18 Drill pipe protectors for Kelly joint and drill pipe
         running inside of Protection Casing..................                     X
                                                                      --------------------------          --------------------------
    6.19 Rate of penetration recording device.................                                                         X
                                                                      --------------------------          --------------------------
    6.20 Extra labor for running and cementing casing (Casing
         crews)...............................................                     X
                                                                      --------------------------          --------------------------
    6.21 Casing tools.........................................                     X
                                                                      --------------------------          --------------------------
    6.22 Power casing tongs...................................                     X
                                                                      --------------------------          --------------------------
    6.23 Laydown and pickup machine...........................                     X
                                                                      --------------------------          --------------------------
    6.24 Tubing tools.........................................                     X
                                                                      --------------------------          --------------------------
    6.25 Power tubing tong....................................                     X
                                                                      --------------------------          --------------------------
    6.26 Crew Boats, Number  N/A..............................                                      N/A
                                                                      --------------------------          --------------------------
    6.27 Service Barge........................................                                      N/A
                                                                      --------------------------          --------------------------
    6.28 Service Tug Boat.....................................                                      N/A
                                                                      --------------------------          --------------------------
    6.29 Rat Hole.............................................                     X
                                                                      --------------------------          --------------------------
    6.30 Mouse Hole...........................................                     X
                                                                      --------------------------          --------------------------
    6.31 Reserve Pits.........................................                     X
                                                                      --------------------------          --------------------------
    6.32 Upper Kelly Cock.....................................                                                         X
                                                                      --------------------------          --------------------------
    6.33 Lower Kelly Valve....................................                                                         X
                                                                      --------------------------          --------------------------
    6.34 Drill Pipe Safety Valve..............................                                                         X
                                                                      --------------------------          --------------------------
    6.35 Inside Blowout Preventer.............................                                                         X
                                                                      --------------------------          --------------------------
    6.36 Drilling hole for or driving for conductor pipe......                     X
                                                                      --------------------------          --------------------------
    6.37 Charges, cost of bonds for public roads..............                     X
                                                                      --------------------------          --------------------------
    6.38 Cost of all labor and material to clean rig after
         use of oil-base mud..................................                     X
                                                                      --------------------------          --------------------------
    6.39 Portable Toilet......................................                     X
                                                                      --------------------------          --------------------------
    6.40 Trash Receptacle.....................................                                                         X
                                                                      --------------------------          --------------------------
    6.41 Linear Motion Shale Shaker...........................                                                         X
                                                                      --------------------------          --------------------------
    6.42 Shale Shaker Screens.................................                     X
                                                                      --------------------------          --------------------------
    6.43 Mud Cleaner..........................................                     X
                                                                      --------------------------          --------------------------
    6.44 Mud/Gas Separator....................................                     X
                                                                      --------------------------          --------------------------
    6.45 Desander.............................................                                                         X
                                                                      --------------------------          --------------------------
    6.46 Desilter.............................................                                                         X
                                                                      --------------------------          --------------------------
    6.47 Degasser.............................................                                                         X
                                                                      --------------------------          --------------------------
    6.48 Centrifuge...........................................                     X
                                                                      --------------------------          --------------------------
    6.49 Rotating Head........................................                     X
                                                                      --------------------------          --------------------------
    6.50 Rotating Head Rubbers................................                     X
                                                                      --------------------------          --------------------------
    6.51 Hydraulic Adjustable Choke...........................                     X
                                                                      --------------------------          --------------------------
    6.52 Pit Volume Totalizer.................................                     X
                                                                      --------------------------          --------------------------
    6.53 Communication, type TOOLPUSHER TELEPHONE.............                                                         X
                                                                      --------------------------          --------------------------
    6.54 Forklift, capacity ..................................                     X
                                                                      --------------------------          --------------------------
    6.55 Corrosion Inhibitor for protecting drill string......                     X
                                                                      --------------------------          --------------------------
    6.56
         -----------------------------------------------------        --------------------------          --------------------------
    6.57
         -----------------------------------------------------        --------------------------          --------------------------
    6.58
         -----------------------------------------------------        --------------------------          --------------------------


                 (U.S. DAYWORK CONTRACT - EXHIBIT "A" - PAGE 3)

7. OTHER PROVISION:                                           REVISED JULY, 1998

                         CONTRACTORS SPECIAL PROVISIONS

         1. Contractor shall furnish initial tested annular preventer element. If the element is damaged due to destructive elements introduced to the mud, stripping, or excessive testing, the Operator agrees to furnish a new element.

         2. Chemical Additives to the mud for preventing oxidation of the drill string and hydrogen sulfide scavenging chemicals to treat the mud or drilling fluid as necessary to remove all traces of H2S and to control oxygen corrosion to be furnished by the Operator.

         3. Day Rate will be increased $100.00 per day when oil base mud or salt saturated fluids are in use.

         4. Operator shall furnish all labor, equipment and materials to clean rig after use of oil base mud and/or completion fluid.

         5. Extra cost to rig up for drilling with oil base mud including, but not limited to, the cost of pit covers, steam cleaners, drip pans, mud vacs and cleaning materials shall be at Operator's expense.

         6. Operator to reimburse Contractor for drill crew and rig superintendent clothing allowance of $20.00 per man per day when oil base mud, KCL, Calcium Chloride or other salt saturated products are in use. Contractor will be allowed to cover the cost of payroll and burden when calculating the amount billed to the operator.

         7. Initial inspection of all drill pipe, drill collars, kelly, kelly joints, valves, subs and HWDP shall be at Contractor's expense. All repairs, replacements and hauling for repairs will be at Contractor's expense. (The inspection will be to T.H. Hill, DS-1, Category 3 or its equivalent.)

         8. Subsequent inspections (including the inspection at the end of the job) of all drill pipe, drill collars, kelly, kelly joints, valves, subs and HWDP shall be at the Operator's expense. All repairs, replacements and hauling for repairs will be at Operator's expense. (The inspection will be to T.H. Hill, DS-1, Category 3 or its equivalent.)

         9.       Operator shall furnish all screens for shale shakers.

         10. Operator shall furnish all potable water for Operator and Contractor personnel.

         11. Contractor shall agree to furnish, subject to availability and at Operator's request, any necessary 3 1/2" drill pipe, 4 3/4" drill collars and all related handling equipment for a mutually agreed rental rate.

         12. Operator, Operator's representatives and Operator's sub-contractors shall support Contractor's Safety Policies and Procedures in general and in particular, will comply with all Contractor's personal protective equipment requirements.

         13. Operator will be responsible for the provision and maintenance of any site septic systems.

         14. Contractor will provide only one size of mud pump liners. Any additional sizes required by Operator will be provided by Operator at Operator's cost.


                 (U.S. DAYWORK CONTRACT - EXHIBIT "A" - PAGE 4)

                                                              REVISED, JULY 1998

         15. All third party equipment required to nipple up/nipple down BOP equipment will be provided and paid for by Operator.

         16. The rates contained in this Contract are based on the rig inventory attached hereto. Any modification or addition to the rig requested by Operator will be at Operator's expense.

         17. In all cases where Contractor's employees (including Contractor's direct, borrowed, special or statutory employees) are covered by the Louisiana Worker's Compensation Act, La. R.
                  S. 23:1021 et. seq., Operator and Contractor agree that all work and operations performed by Contractor and its employees pursuant to this agreement are an integral part of and are essential to the ability of Operator to generate Operator's goods, products and services. Furthermore, Operator and Contractor agree that Operator is a statutory employer of Contractor's employees for purposes of La. R. S. 23:1061 (A)
                  (3). Notwithstanding Operator's status as a statutory employer or special employer (as defined in La. R. S. 23:1031 (C)) of Contractor's employees, Contractor shall remain primarily responsible for the payment of Louisiana Worker's Compensation benefits to its employees, and shall not be entitled to seek contribution for any such payments from Operator.











Signed by the
Parties as correct:                  For Contractor:   /s/ R. E. Wilder
                                                    ----------------------------
                                     For Operator:     /s/ Ken L. Kenworthy, Jr.
                                                    ----------------------------


                 (U.S. DAYWORK CONTRACT - EXHIBIT "A" - PAGE 5)

                                                              REVISED JULY, 1998

EXHIBIT "B"
(SEE SUBPARAGRAPH 8.3)

The following clauses, when required by law, are incorporated in the Contract by reference as if fully set out:
(1) The Equal Opportunity Clause prescribed in 41 CFR 60-l.4.
(2) The Affirmative Action Clause prescribed in 41 CFR 60-250.4 regarding veterans and veterans of the Vietnam era.
(3) The Affirmative Action Clause for handicapped workers prescribed in 41 CFR 60-741.4.
(4) The Certification of Compliance with Environmental Laws prescribed in 40
    CFR 15.20.



























                  (U.S. Daywork CONTRACT - EXHIBIT "B"- PAGE 1)

                                      DATE



BANK NAME
ADDRESS





Beneficiary:
Nabors Drilling U.S.A., Inc.
515 W. Greens Road                      Letter of Credit No. ___________________
Suite 1000                              Amount: ________________________________
Houston, Texas 77067                    Date of Issue: _________________________


We hereby establish our Irrevocable Standby Letter of Credit No. ______________ in your favor for account of:__________________ (Operator), ____________________
(Address) in the amount of:________________________________.

Expiring ___________________ (Date) at our counters available by payment against beneficiary's draft at sight on ___________________________ (Bank Name) accompanied by a written statement purportedly signed by a purported representative of Nabors Drilling U.S.A., Inc. stating "The undersigned officer of Nabors Drilling U.S.A., Inc. hereby certifies that the amount drawn under this letter of credit represents an amount due and owing to Nabors Drilling U.S.A., Inc. and is unpaid or defaulted by__________________________ (Operator).

We hereby engage with the beneficiary that drafts drawn and presented in conformity with the terms of this credit will be duly honored on presentation to us:_______________________________ (Bank Name), _______________________________
(Bank Address). For assistance please call ____________________ (Bank Representative) at____________.

Partial drawing are permitted.

Any draft drawn under this credit must be marked "Drawn under Irrevocable Standby Letter of Credit No ____________ issued by _______________ (Bank Name).

Unless otherwise expressly stated herein, this Letter of Credit is governed by the laws of the State of Texas, and where not inconsistent, the "Uniform Customs and Practice of Documentary Credits (1993 Revision, in effect as of January 1,
1994) International Chambers of Commerce Publication No. 500." Disputes arising under this credit shall be governed first by the laws of the State of Texas.

Sincerely,